                                                                    Exhibit 32.1

                 Certification of Chief Executive Officer
        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned  officer of Scotia Pacific Company LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

     (a) the  accompanying  Quarterly  Report on Form 10-Q for the quarter ended
September  30,  2005 of the  Company  (the  "Report")  fully  complies  with the requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934;
and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Date:    November 9, 2005

                                              /S/  ROBERT E. MANNE
                                             ---------------------------
                                                   Robert E. Manne
                                                  Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).